UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


--------------------------------------------------------------------------------

                                    FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report: February 13, 2003             Commission File No. 1-12785

(Date of Earliest Event Reported:
        February 10, 2003)


                       NATIONWIDE FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                DELAWARE                                      31-1486870
(State or other jurisdiction of incorporation             (I.R.S. Employer
             or organization)                             Identification No.)


                              One Nationwide Plaza
                              Columbus, Ohio 43215
                                 (614) 249-7111
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)





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Item 5. Other Events.

          Nationwide Financial Services, Inc. (the "Company") is filing herewith the following exhibits in connection with the offering of $200,000,000 aggregate principal amount of its 5.625% Senior Notes due 2015 pursuant to the registration statement of the Company on Form S-3 (File No. 333-102007) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)  Exhibits.

       Exhibit 1.1 Underwriting Agreement, dated February 10, 2003, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein.

       Exhibit 4.1 Third Supplemental Indenture, dated as of February 13, 2003, between the Company and Wilmington Trust Company.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                NATIONWIDE FINANCIAL SERVICES, INC.
                                -----------------------------------
                                (Registrant)




                                /s/ Mark R. Thresher
                                ---------------------------
                                Mark R. Thresher
                                Senior Vice President -- Chief Financial Officer


Date: February 13, 2003